UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2011
ORION ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)
2210 Woodland Drive, Manitowoc, Wisconsin
(Address of principal executive offices, including zip code)
(920) 892-9340
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) Previous independent registered public accounting firm
     On August 18, 2011 Orion Energy Systems, Inc. (the “Company”) notified Grant Thornton LLP, the Company’s independent registered public accounting firm, that it had hired a new firm as the Company’s independent registered public accounting firm for the Company’s 2012 fiscal year ending March 31, 2012. The decision to hire a new independent registered public accounting firm was recommended and approved by the Audit and Finance Committee of the Company’s Board of Directors on August 18, 2011.
     The audit reports of Grant Thornton LLP on the Company’s consolidated financial statements as of and for the years ended March 31, 2011 and March 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended March 31, 2011 and March 31, 2010 and through the date of this Current Report, there were: (1) no disagreements between the Company and Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
     The Company has provided Grant Thornton LLP with a copy of the disclosures contained in this Form 8-K and has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton LLP agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated August 22, 2011 furnished by Grant Thornton LLP in response to that request is filed as Exhibit 16.1 to this Form 8-K.
(b) New independent registered public accounting firm
     On August 18, 2011, the Company retained BDO USA, LLP as its independent registered public accounting firm for the Company’s 2012 fiscal year ending March 31, 2012. During the two most recent fiscal years and through the date of this Current Report, the Company had not consulted with BDO USA, LLP regarding any of the following:
     i. The application of accounting principles to a specific transaction, either completed or proposed;
     ii. The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or
     iii. Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K; or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01(d). Financial Statements and Exhibits.
     Exhibit 16.1 Letter dated August 22, 2011 from Grant Thornton LLP to the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.
Date: August 22, 2011	By:	/s/ Scott R. Jensen
Scott R. Jensen
Chief Financial Officer

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